                                                                Exhibit 10.12(a)

                                 AMENDMENT NO. 1

                                       to

                             COKE PURCHASE AGREEMENT

                                 By and Between

                          Haverhill North Coke Company

                                       and

                                 WCI Steel, Inc.

                            Dated: February 7th, 2007

                   AMENDMENT NO. 1 TO COKE PURCHASE AGREEMENT

     This amendment amends that certain Coke Purchase Agreement dated November 21, 2006 (the "Agreement") by and between Haverhill North Coke Company, a Delaware corporation ("Seller"), and WCI Steel, Inc., a Delaware corporation ("Purchaser").

     WHEREAS, Seller and Purchaser desire to amend the Agreement in the manner set forth in this amendment.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and intending to be legally bound hereby, Seller and Purchaser hereby agree as follows:

1. Section 3.2 of the Agreement is hereby deleted in its entirety and is replaced as follows:

     "Fixed Price Component. The Fixed Price Component is $[*****](1) per ton of Coke."

2. Except as expressly modified herein, all terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized representatives as of February 7th, 2007.

HAVERHILL NORTH COKE COMPANY            WCI STEEL, INC.


By: /s/ M.H.R. Dingus                   By: /s/ Thomas J. Gentile
    ---------------------------------       ------------------------------------
Name: M.H.R. Dingus                     Name: Thomas J. Gentile
Title President                         Title: Vice President -
                                               Business Development

----------
(1) CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.


                                        i